NET INCOME PER SHARE (Tables)	6 Months Ended
Jun. 30, 2021
NET INCOME PER SHARE
Schedule of Computation of Basic and Diluted Net Income (Loss) Per Share

	Six months ended June 30,
	2021	2020
	RMB	RMB
	Unaudited	Unaudited
Numerator:
Numerator for basic and diluted income per share	8,111	10,846
Denominator:
Denominator for basic and diluted income per share weighted average ordinary shares outstanding	46,642,280	43,577,168

Basic and diluted income per share	0.17	0.25